Exhibit 4

[SPECIMEN OF STOCK CERTIFICATE]

[FRONT SIDE OF CERTIFICATE]

BENJAMIN FRANKLIN BANCORP, INC.

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

[NUMBER]	[SHARES]

BFBC *XX*	* XX *

COMMON STOCK	SEE REVERSE FOR CERTAIN RESTRICTIONS
NO PAR VALUE	AND DEFINITIONS AND FOR CERTAIN PREFERENCES
WHICH MAY EXIST WITH RESPECT TO THE COMMON STOCK

This Certifies that SPECIMEN CUSIP 082073 10 7 is the owner of NO

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE , OF

BENJAMIN FRANKLIN BANCORP, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares of common stock represented hereby are issued and shall be held subject to the laws of The Commonwealth of Massachusetts and to the Articles of Organization and By-Laws of the Corporation, as in effect and as amended from time to time hereafter. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused its facsimile corporate seal and facsimile signatures of its duly authorized officers to be hereunto affixed.

BENJAMIN FRANKLIN BANCORP, INC.

/s/	SEAL	/s/

TREASURER			PRESIDENT

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(New York, NY)

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

[BACK SIDE OF CERTIFICATE]

     The shares represented by this Certificate are issued subject to all the provisions of the Articles of Organization and By-Laws of the Corporation, as in effect and as amended from time to time, to all of which the holder by acceptance hereof assents. The Corporation will furnish to any shareholder, upon written request and without charge, a copy of the Articles of Organization and By-Laws of the Corporation. Such request may be made to the Secretary of the Corporation.

     Under the Articles of Organization, the Board of Directors may reclassify any unissued shares of common stock into one or more series of preferred stock and designate and issue one or more series of preferred stock, establish the number of shares in each such series, fix and state the voting powers, designations, preferences and the relative or special rights or privileges of the shares of any series so established and the qualifications thereon without further vote or action by the stockholders. A statement of the preferences, powers, qualifications and rights of the series and classes of preferred stock will be furnished to the holder of this Certificate upon written request and without charge.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT—	Custodian ...(Cust) (Minor) under Uniform Gifts to Minors Act (State)

TEN ENT —	as tenants by the entireties

JT TEN —	as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

     For value received,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                      shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                         Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATIONS OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:	By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE/